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Scudder Strategic Income Trust

Semiannual Report

May 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Dividend Reinvestment Plan

<Click Here> Shareholder Meeting Results

<Click Here> Account Management Resources

<Click Here> Privacy Statement

	Nasdaq Symbol	CUSIP Number
Scudder Strategic Income Trust	KST	81123W-101

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Performance Summary May 31, 2002

Average Annual Total Returns
	6-Month	1-Year	3-Year	5-Year	Life of Class*
Based on Net Asset Value(a)	6.44%	9.94%	8.68%	5.81%	9.73%
Based on Market Price	3.97%	-7.92%	.15%	2.64%	8.83%

Net Asset Value and Market Price
	As of 5/31/02	As of 11/30/01
Net Asset Value	$ 11.89	$ 11.75
Market Price	$ 11.96	$ 12.09

Distribution Information
Six Months: Income Dividends	$ .60
May Distribution	$ .10
Current Annualized Distribution Rate (based on net asset value)+	10.08%
Current Annualized Distribution Rate (based on market price)+	10.03%

* The Fund commenced operations on April 24, 1994.
a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read the fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Economic recovery is continuing, but at a more moderate pace than earlier in the year.

It appears that a rebound in corporate profits is underway. Unit labor costs - the main squeeze on profits in the past few years - are falling, allowing firms to restore profit margins. And increased profits will eventually provide firms the wherewithal to finance renewed capital spending. That, together with sustained consumer expenditures and an acceleration in government outlays, should be sufficient to shift final demand into higher gear during the second half of this year.

For the moment, though, demand remains steady but unspectacular, and the Federal Reserve is consequently wary of raising interest rates. We don't believe that the central bank will raise short-term interest rates until the economic recovery shifts to a more self-sustained, demand-led phase. At a minimum, the Fed will want to see more concrete signs of a revival in business investment and much greater improvement in the labor markets before raising rates. We expect this evidence to emerge gradually in the second half of the year, and then continue to solidify in 2003. As a result, we see the federal funds rate rising from its current 1.75 percent to about 2.50 percent by the end of this year, and then to 4.50 percent by the end of 2003.

How will this affect the fixed-income markets? Short-term interest rates will probably remain steady until more convincing signs of economic acceleration appear. That is unlikely before late summer. Then, once the Fed's rate-reversal process begins, short- and intermediate-term rates will rise, and continue to do so throughout the Fed's tightening process. Longer-term rates probably won't rise much, though, given that inflation is likely to remain tame.

The increase in profits we envision should obviously help equities, but markets already seem to be pricing in a sizable improvement in earnings. Further, equity valuations remain high. On balance, we expect annualized equity returns of 5 percent to 8 percent - better than in 2000 and 2001, but well below the average annual returns seen during the past few decades, and closer to what will likely be the long-term sustainable trend going forward.

Economic Guideposts Data as of 5/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you in which direction the economy and markets are going. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of May 23, 2002, and may not actually come to pass.

Portfolio Management Review

In the following interview, Jan C. Faller, lead portfolio manager of Scudder Strategic Income Trust, discusses market conditions and the management team's investment strategy during the six-month period ended May 31, 2002.

Q: How did Scudder Strategic Income Trust perform over the six months ended May 31, 2002?

A: Over the six-month period ended May 31, 2002, Scudder Strategic Income Trust posted 3.97 percent on a market price basis, while it returned a 6.44 percent return on net asset value.. This compares with a 2.43 percent return for its typical peer in the Lipper Flexible Income Funds category (based on net asset value) during the period.

Q: How did the fixed-income environment affect the trust over the past six months?

A: The fixed-income environment was quite favorable for the fund during the period. Three particular aspects produced the positive performance: (1) an improving high-yield environment, (2) strong emerging markets and (3) weak performance from U.S. Treasury bonds.

The trust held a significant amount of high-yield securities during the period - approximately nine percent of net assets. Prices of high-yield securities were already low prior to the September 11 attacks because of a weakening economy, and they declined further following that event. Since then, they have recovered significantly as the economy, which appears to have reached a trough in the fourth quarter, has been recovering steadily, if slowly. While certain industries have struggled in the high-yield sector, in general, the performance of below-investment-grade securities has been particularly strong.

Emerging markets had a strong six months as well, even outperforming high yield. The trust's exposure to this sector was greater than 50 percent of net assets during the past six months. Generally improving economic fundamentals, coupled with global economic stabilization and increasing oil prices, bolstered emerging-markets debt performance over that time. The technical environment, in which there was little supply to meet the increasing demand for higher-income securities, also strengthened emerging markets' performance.

While evidence of recovery was beneficial for low-quality credits, interest rates also rose in response. The yield curve steepened as market participants began to price in the expectation that the Federal Reserve Board would begin a tightening monetary policy sometime later in 2002. While the need for the Fed to begin raising short-term rates still seems some time away, the curve clearly indicates that the next move will be a shift away from the current accommodative stance. The trust held the majority of its U.S. interest-rate-sensitive debt in mortgages, which outperformed Treasuries in the face of rising yields.

Q: How has improving global growth affected your strategy?

A: The largest impact of renewed growth has been to make us more cautious about interest rate risk in the portfolio. We feel that there is a potential for Fed tightening late in the year, which leads us to hold mortgages rather than Treasuries for U.S. interest rate exposure. While we also see moderate recovery in Europe, the less-accommodative stance of the European Central Bank means we are less concerned about the degree of potential monetary tightening there. And while Japan's economy remains exceedingly weak, the low absolute yields combined with high outstanding debt levels keep us cautious toward that country.

Secondarily, improving global growth has led us to be more cautious about increasing high-yield exposure. High-yield bonds responded positively to initial indications of recovery; however, the market has gotten ahead of the business cycle, and we believe significant further economic improvement will be required for the sector to rally appreciably. The potential for income attracts us to the sector, but we would add slowly and selectively in this environment.

Q: What is your outlook and strategy going forward?

A: As noted, our outlook is cautious for the high-yield sector. Current weakness in U.S. equities and uncertainty about the pace of economic recovery both lead us to be watching developments in the sector closely. The backdrop of accounting scandals increases this concern. The U.S. dollar is also much in our sights. Overseas investors also see equity weakness, accounting headlines and the meager recovery in the United States, making them less enamored of U.S. capital markets. This has slowed capital flows into the U.S. dollar. Should this trend continue, and further economic growth become apparent elsewhere around the globe, U.S. bond markets could see further yield increases as well as spread widening.

Emerging markets have performed very well recently. Because of that strong run, we could reduce the risk in anticipation of a market pullback. Our attitude toward emerging markets is similar to that toward high yield, in that we like the sector because of the attractive income it generates but would consider moving to higher-quality credits in an effort to protect the trust from a potential market pullback.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2002

Portfolio Composition	5/31/02	11/30/01

Foreign Bonds	59%	60%
U.S. Government Agency Pass Thrus	28%	29%
High-Yield Corporate Bonds	9%	15%
Cash and Equivalents, Net	4%	-4%
	100%	100%

Quality	5/31/02	11/30/01

AAA	35%	46%
BBB	6%	1%
BB	11%	13%
B	44%	33%
Nonrated and below B	4%	7%
	100%	100%

Interest Rate Sensitivity	5/31/02	11/30/01

Average Maturity	9.9 years	6.6 years
Duration	4.5 years	3.5 years

Portfolio Composition is subject to change.

For more complete details about the fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2002 (Unaudited)

	Principal Amount ($)	Value ($)
Corporate Bonds 9.1%
Communications 1.5%
Allegiance Telecom, Inc., Series B, Step-up Coupon, 0% to 2/15/2003, 11.75% to 2/15/2008	390,000	46,800
Celcaribe SA, Step-up Coupon, 14.5%, 3/15/2004	50,000	38,500
Century Communications Corp., 8.375%, 11/15/2017	50,000	35,000
FairPoint Communications, Inc., 12.5%, 5/1/2010	50,000	48,500
MGC Communications, Inc., 13.0%, 10/1/2004*	350,000	140,000
Nextel Communications, Inc., Step-up Coupon, 0% to 9/15/2002, 10.65% to 9/15/2007	145,000	98,600
Qwest Capital Funding, Inc.:
7.0%, 8/3/2009	65,000	49,277
7.25%, 2/15/2011	65,000	49,575
Spectrasite Holdings, Inc., Step-up Coupon, 0% to 7/15/2003, 12.0% to 7/15/2008	50,000	18,500
Triton PCS, Inc., Step-up Coupon, 0% to 5/1/2003, 11.0% to 5/1/2008	55,000	46,338
WorldCom, Inc., 7.375%, 1/15/2003	50,000	44,000
		615,090
Construction 0.3%
Dimac Corp., 12.5%, 10/1/2008*	600,000	6,000
Hovnanian Enterprises, Inc., 9.75%, 6/1/2005	10,000	10,000
Lennar Corp., 9.95%, 5/1/2010	100,000	112,250
		128,250
Consumer Discretionary 2.3%
Advantica Restaurant Co., 11.25%, 1/15/2008	50,000	38,998
Boca Resorts, Inc., 9.875%, 4/15/2009	250,000	256,875
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	325,000	332,719
National Vision, Inc., 12.0%, 3/30/2009	339,422	268,143
Venetian Casino Resort LLC, 11.0%, 6/15/2010	60,000	62,175
		958,910
Consumer Staples 0.1%
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	40,000	41,600
Durables 0.2%
Fairchild Corp., 10.75%, 4/15/2009	130,000	78,325
Energy 0.3%
Allegheny Energy Supply, 8.25%, 4/15/2012	50,000	52,207
Transocean, Inc., 9.5%, 12/15/2008	60,000	70,743
		122,950
Health 0.1%
Healthsouth Corp., 7.625%, 6/1/2012	55,000	55,079
Manufacturing 1.5%
Day International Group, Inc., 11.125%, 6/1/2005	25,000	25,281
Equistar Chemicals LP:
8.75%, 2/15/2009	90,000	83,599
10.125%, 9/1/2008	85,000	83,513
Ferro Corp., 9.125%, 1/1/2009	50,000	53,110
GS Technologies, 12.25%, 10/1/2005*	100,000	4,500
Millennium America, Inc., 9.25%, 6/15/2008	75,000	77,625
Riverwood International Corp., 10.875%, 4/1/2008	185,000	192,400
Xerox Corp.:
5.5%, 11/15/2003	50,000	46,250
9.75%,1/15/2009	50,000	46,188
		612,466
Media 2.1%
CSC Holdings, Inc., 9.875%, 2/15/2013	450,000	446,625
Frontiervision LP, 11.0%, 10/15/2006	50,000	45,250
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	75,000	66,000
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	50,000	41,750
Sinclair Broadcasting Group, Inc., 8.75%, 12/15/2007	250,000	255,313
		854,938
Metals and Minerals 0.1%
Republic Technologies International LLC, 13.75%, 7/15/2009*	510,000	33,150
Service Industries 0.4%
Allied Waste North America, Inc., Series B, 7.625%, 1/1/2006	70,000	68,425
Coinmach Corp., 9.0%, 2/1/2010	90,000	93,488
		161,913
Technology 0.1%
Solectron Corp., 9.625%, 2/15/2009	50,000	50,875
Utilities 0.1%
CMS Energy Corp., 8.5%, 4/15/2011	50,000	48,000
Total Corporate Bonds (Cost $5,118,550)		3,761,546

Foreign Bonds - U.S.$ Denominated 58.8%
Australis Holdings, 15%, 11/1/2002*	500,000	50
Call-Net Enterprises, Inc., 10.625%, 12/31/2008	42,279	16,066
Euramax International PLC, 11.25%, 10/1/2006	400,000	399,000
Federative Republic of Brazil, 14.5%, 10/15/2009	7,750,000	7,730,625
Government of Jamaica, 11.625%, 1/15/2022	1,300,000	1,436,500
Grupo Iusacell SA de CV, 14.25%, 12/1/2006	60,000	57,300
Innova S de R.L., 12.875%, 4/1/2007	50,000	47,625
MetroNet Communications Corp., 12.0%, 8/15/2007	100,000	12,000
Millicom International Cellular, 13.5%, 6/1/2006	50,000	28,000
PTC International Finance BV, Step-up Coupon, 0% to 7/1/2002, 10.75% to 7/1/2007	140,000	141,400
Republic of Bulgaria, 8.25%, 1/15/2015	1,750,000	1,721,563
Republic of Ecuador, 12.0%, 11/15/2012	1,000,000	753,500
Republic of Panama:
9.625%, 2/8/2011	225,000	230,400
10.75%, 5/15/2020	1,000,000	1,090,000
Republic of Peru, 9.125%, 2/21/2012	1,000,000	951,500
Republic of the Philippines, 9.5%, 10/21/2024	1,000,000	1,085,000
Republic of Turkey, 12.375%, 6/15/2009	2,250,000	2,385,000
Russian Federation:
12.75%, 6/24/2028	850,000	1,046,563
Step-up Coupon, 5.0% to 3/31/2030	4,000,000	2,860,000
Stagecoach Holdings PLC, 8.625%, 11/15/2009	50,000	47,631
Stone Container Corp., 11.5%, 8/15/2006	70,000	75,600
Tyco International Group SA, 6.125%, 1/15/2009	50,000	43,731
United Mexican States:
11.5%, 5/15/2026	1,660,000	2,175,430
Series A, Value Recovery Rights*	2,500,000	6,500
Total Foreign Bonds - U.S.$ Denominated (Cost $25,462,855)		24,340,984

U.S. Agency Obligations 5.5%
Federal Home Loan Mortgage Corp., 3.75%, 4/15/2004 (Cost $2,261,602)	2,250,000	2,276,152

U.S. Government Agency Pass Thrus 22.1%
Federal National Mortgage Association:
7.0%, 8/1/2027	218,033	225,738
7.5%, 4/1/2027	328,538	345,970
Government National Mortgage Association:
7.0%, 6/15/2029 (c)	310,334	322,068
7.5% with various maturities until 1/15/2030 (c)	4,984,682	5,278,634
8.0% with various maturities until 9/15/2026 (c)	2,749,727	2,954,955
Total U.S. Government Agency Pass Thrus (Cost $8,413,581)		9,127,365
	Shares	Value ($)
Common Stocks 0.0%
Call-Net Enterprises, Inc. "B"*	2,031	1,503
National Vision, Inc.*	14,271	15,698
Total Common Stocks (Cost $85,985)		17,201

Warrants 0.0%
Empire Gas Corp.*	359	359
Republic Technologies International LLC*	510	5
UIH Australia Pacific, Inc.*	280	0
Total Warrants (Cost $5)		364

Cash Equivalents 23.0%
Scudder Cash Management QP Trust, 1.86% (b) (Cost $9,503,105)	9,503,105	9,503,105

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $50,845,683) (a)	118.5%	49,026,717
Other Assets and Liabilities, Net	(18.5)%	(7,653,578)
Net Assets	100.0%	41,373,139

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $50,913,447. At May 31, 2002, net unrealized depreciation for all securities based on tax cost was $1,886,730. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,420,699 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,307,429.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) At May 31, 2002 these securities, in whole or in part, are subject to repurchase under reverse repurchase agreements.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $50,845,683)	$ 49,026,717
Receivable for investments sold	775,194
Interest receivable	714,692
Total assets	50,516,603
Liabilities
Payable for investments purchased	344,913
Reverse repurchase agreements	8,263,000
Interest payable for reverse repurchase agreements	28,662
Dividends payable	347,886
Accrued management fee	29,968
Other accrued expenses and payables	129,035
Total liabilities	9,143,464
Net assets, at value	$ 41,373,139
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(238,318)
Net unrealized appreciation (depreciation) on investments	(1,818,966)
Accumulated net realized gain (loss)	(4,586,106)
Paid-in capital	48,016,529
Net assets, at value	$ 41,373,139
Net Asset Value
Net asset value per share ($41,373,139 / 3,478,863 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.89

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2002 (Unaudited)
Investment Income
Interest	$ 2,256,415
Expenses: Management fee	177,108
Services to shareholders	22,081
Custodian fees	4,192
Auditing	28,452
Legal	3,345
Trustees' fees and expenses	5,935
Reports to shareholders	35,511
Interest expense	87,397
Other	30,990
Total expenses, before expense reductions	395,011
Expense reductions	(135)
Total expenses, after expense reductions	394,876
Net investment income	1,861,539
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,339,019
Net unrealized appreciation (depreciation) during the period on investments	(1,610,205)
Net gain (loss) on investment transactions	728,814
Net increase (decrease) in net assets resulting from operations	$ 2,590,353

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2002 (Unaudited)	Year Ended November 30, 2001
Operations: Net investment income	$ 1,861,539	$ 4,262,510
Net realized gain (loss) on investment transactions	2,339,019	(415,048)
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,610,205)	379,800
Net increase (decrease) in net assets resulting from operations	2,590,353	4,227,262
Distributions to shareholders from: Net investment income	(2,086,565)	(4,317,953)
Return of capital	-	(682,283)
Fund share transactions: Reinvestment of distributions	30,165	91,091
Increase (decrease) in net assets	533,953	(681,883)
Net assets at beginning of period	40,839,186	41,521,069
Net assets at end of period (including accumulated distributions in excess of net investment income of $238,318 and $13,292, respectively)	$ 41,373,139	$ 40,839,186
Other Information
Shares outstanding at beginning of period	3,476,354	3,469,420
Shares issued to shareholders in reinvestment of distributions	2,509	6,934
Shares outstanding at end of period	3,478,863	3,476,354

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended May 31, 2002 (Unaudited)
Cash Flows from Operating Activities:
Investment income received	$ 1,741,551
Payment of expenses	(342,044)
Proceeds from sales and maturities of investments	31,674,677
Purchases of investments	(28,143,128)
Net purchases of short term investments	(2,078,542)
Cash provided by operating activities	2,852,514
Cash Flows from Financing Activities:
Net increase (decrease) in reverse repurchase agreements	$ (1,144,000)
Distributions paid (net of reinvestment of distributions)	(1,708,514)
Cash used by financing activities	(2,852,514)
Increase (decrease) in cash	-
Cash at beginning of period	-
Cash at end of period	-
Reconciliation of Net Increase in Net Assets from Operations to Cash Provided by Operating Activities:
Net (increase) decrease in net assets resulting from operations	$ 2,590,353
Net (increase) decrease in cost of investments	(822,869)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	1,610,205
(Increase) decrease in interest receivable	(134,051)
(Increase) decrease in receivable for investments sold	(775,194)
Increase (decrease) in payable for investments purchased	331,238
Increase (decrease) in other accrued expenses and payables	28,429
Increase (decrease) in interest payable	24,403
Cash provided by operating activities	$ 2,852,514

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2002[a,d]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 11.75	$ 11.97	$ 12.88	$ 13.68	$ 15.39	$ 15.34
Income (loss) from investment operations:
Net investment income	.54[b]	1.23[b]	1.59[b]	1.69[b]	1.77	1.79
Net realized and unrealized gain (loss) on investment transactions	.20	(.01)	(.80)	(.69)	(1.68)	.06
Total from investment operations	.74	1.22	.79	1.00	.09	1.85
Less distributions from: Net investment income	(.60)	(1.24)	(1.70)	(1.80)	(1.80)	(1.80)
Return of capital	-	(.20)	-	-	-	-
Total distributions	(.60)	(1.44)	(1.70)	(1.80)	(1.80)	(1.80)
Net asset value, end of period	$ 11.89	$ 11.75	$ 11.97	$ 12.88	$ 13.68	$ 15.39
Market value, end of period	$ 11.96	$ 12.09	$ 12.44	$ 14.19	$ 16.94	$ 19.81
Total Return
Based on net asset value (%)[c]	6.44**	9.89	5.55	6.03	.48	12.55
Based on market value (%)[c]	3.97**	8.73	(.35)	(5.67)	(5.28)	23.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	41	42	45	47	53
Ratio of expenses excluding interest expense (%)	1.47*	1.40	1.28	1.40	1.20	1.24
Ratio of expenses before expense reductions (%)	1.89*	2.80	3.22	3.21	3.94	3.99
Ratio of expenses after expense reductions (%)	1.89*	2.79	3.21	3.21	3.94	3.99
Ratio of net investment income (%)	8.92*	10.23	12.52	12.94	12.05	11.45
Portfolio turnover rate (%)	137*	19	8	19	13	16
[a] For the six months ended May 31, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[d] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain (loss) on investment transactions are now included as interest income. The effect of these changes for the six months ended May 31, 2002 was to increase net investment income per share by $.0001, decrease net realized and unrealized gain (loss) per share by $.0001, and increase the ratio of net investment income to average net assets by .002%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
* Annualized ** Not Annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Strategic Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Reverse Repurchase Agreements. The Fund may borrow through the use of reverse repurchase agreements whereby the Fund agrees to sell and simultaneously agrees to repurchase certain securities at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to pledge securities subject to repurchase. The sale of these securities is not recorded and the Fund agrees to later repay the amount borrowed plus interest. Should the securities' value decline below the repurchase price, the Fund may be obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject to reverse repurchase agreements may decline below the amount the Fund is obligated to pay to repurchase these securities. The risk in borrowing, as with any extension of credit, consists of the possible delay in the recovery of securities or possible loss of rights in the collateral should the counterparty fail financially. Additionally, there is the risk that the expense associated with the transaction may be greater than the income earned from the investment of the proceeds of the transaction.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $6,693,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2002 ($293,000), November 30, 2003 ($5,154,000), November 30, 2006 ($630,000), November 30, 2008 ($173,000) and November 30, 2009 ($443,000), the expiration dates, whichever occurs first.

In addition, from November 1, 2001 through November 30, 2001, the Fund incurred approximately $169,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in its custodian bank at May 31, 2002. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended May 31, 2002, purchase and sales of investment securities (excluding short-term investments) aggregated $28,474,366 and $32,449,871, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of average weekly net assets.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. The amount charged to the Fund by SISC aggregated $12,000, of which $6,000 is unpaid at May 31, 2002.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust''), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended May 31, 2002, totaled $77,055 and are reflected as interest income on the Statement of Operations.

D. Reverse Repurchase Agreements

The Fund has entered into reverse repurchase agreements with third parties involving its holdings in U.S. Government Agency securities. At May 31, 2002, the Fund had outstanding reverse repurchase agreements as follows:

Counterparty	Value of Assets Sold Under Agreement to Repurchase	Repurchase Liability	Weighted Average Maturity
Salomon Smith Barney	$8,555,657	$8,263,000	106 days

The average weighted daily balance of reverse repurchase agreements outstanding during the six months ended May 31, 2002 was approximately $8,484,000. The weighted average interest rate was 2.05%. The maximum borrowing outstanding during the six-months ended May 31, 2002 was $9,407,000.

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2002, the Fund's custodian and transfer agent fees were reduced by $135 and $0, respectively, under these arrangements.

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Change in Accounting Principle

As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to December 1, 2001, the Fund did not amortize premiums on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain (loss) on investment transactions are now included as interest income. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $25,143 reduction in cost of securities and a corresponding $25,143 increase in net unrealized appreciation, based on securities held by Scudder Strategic Income Trust on December 1, 2001.

The effect of these changes for the six months ended May 31, 2002 was to increase net investment income by $517, increase net unrealized appreciation by $30,750, and decrease net realized gains by $31,267. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of Scudder Strategic Income Trust (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph D of the Plan for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, N.A. ("UMB") as their agent and as agent for the fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called "Distribution."

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-7194
1-800-294-4366

E. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

F. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

G. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

H. Service Charges

There is no service charge by Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraph L hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

I. Transfer of Shares Held by Agent

Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

J. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

K. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

L. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph K hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

M. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

N. Amendment of the Plan

Effective June 1, 2002 the Plan for the fund has been amended to provide that United Missouri Bank ("UMB") will act as the Plan Agent for each stockholder of the fund who participates in the Voluntary Cash Purchase Program and Dividend Reinvestment Plan. If you are a plan participant, a copy of the amended plan is enclosed. Scudder Investments Service Company, the fund's Transfer Agent, will continue to provide record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 800-294-4366.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Strategic Income Trust (the "fund") was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders:

1. To elect twelve Trustees to the Board of Trustees of the fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	2,908,799	26,751
Lewis A. Burnham	2,903,399	32,151
Mark S. Casady	2,911,834	23,716
Linda C. Coughlin	2,909,834	25,716
Donald L. Dunaway	2,910,999	24,551
James R. Edgar	2,910,834	24,716
Robert B. Hoffman	2,907,999	27,551
Shirley D. Peterson	2,910,834	24,716
Fred B. Renwick	2,902,934	32,616
William P. Sommers	2,903,399	32,151
William F. Glavin	2,911,834	23,716
John G. Weithers	2,905,534	30,016

2. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
2,842,910	47,852	44,787

3. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund for the fund's current fiscal year:

Affirmative	Against	Abstain
2,866,513	37,541	34,521

4. To approve a new sub-advisory agreement for the fund between Deutsche Investment Management Americas Inc. and Deutsche Asset Management Investment Services Limited.

Affirmative	Against	Abstain
2,840,621	45,387	52,566

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.